UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 31, 2010
(Date of earliest event reported)

US Ecology, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-11688 (Commission File Number)	95-3889638 (IRS Employer Identification Number)

300 E. Mallard Dr., Suite 300, Boise, ID (Address of principal executive offices)		83706 (Zip Code)
(208) 331-8400 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

US Ecology, Inc. (the “Company”) hereby amends the Current Report on Form 8-K originally filed with the Securities and Exchange Commission on November 1, 2010 to include the information required by Item 9.01(a) and Item 9.01(b) of Form 8-K in connection with the acquisition of all of the outstanding shares of Seaway TLC Inc. and its wholly-owned subsidiaries Stablex Canada Inc. and Gulfstream TLC, Inc. (Seaway TLC Inc., Stablex Canada Inc. and Gulfstream TLC, Inc. collectively “Stablex”) from Marsulex, Inc. pursuant to a Share Purchase Agreement dated September 13, 2010.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Audited consolidated financial statements of Seaway TLC Inc. as of December 31, 2009 and 2008 and for the years then ended are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Unaudited consolidated financial statements of Seaway TLC Inc. as of September 30, 2010 and December 31, 2009 and for the three and nine months ended September 30, 2010 and 2009 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed combined balance sheet as of September 30, 2010 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2009 and for the nine months ended September 30, 2010 of US Ecology, Inc. and Seaway TLC Inc. are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits

23.1	Consent of KPMG LLP.

99.1	Audited consolidated financial statements of Seaway TLC Inc. as of December 31, 2009 and 2008 and for the years then ended.

99.2	Unaudited consolidated financial statements of Seaway TLC Inc. as of September 30, 2010 and December 31, 2009 and for the three and nine months ended September 30, 2010 and 2009.

99.3
Unaudited pro forma condensed combined financial statements of US Ecology, Inc. and Seaway TLC Inc. as of September 30, 2010 and for the nine months ended September 30, 2010 and the year ended December 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

US Ecology, Inc.
(Registrant)

Date: January 14, 2011	/s/ Jeffrey R. Feeler
Jeffrey R. Feeler Vice President and Chief Financial Officer

            EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP.

99.1	Audited consolidated financial statements of Seaway TLC Inc. as of December 31, 2009 and 2008 and for the years then ended.

99.2	Unaudited consolidated financial statements of Seaway TLC Inc. as of September 30, 2010 and December 31, 2009 and for the three and nine months ended September 30, 2010 and 2009.

99.3
Unaudited pro forma condensed combined financial statements of US Ecology, Inc. and Seaway TLC Inc. as of September 30, 2010 and for the nine months ended September 30, 2010 and the year ended December 31, 2009.